UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2021
____________
R1 RCM Inc.
(Exact Name of Registrant as Specified in Charter)
 ____________

Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue	60611
Chicago
Illinois
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCM	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On May 20, 2021, R1 RCM Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Company’s Third Amended and Restated 2010 Stock Incentive Plan (the “Amended Plan”). The Amended Plan amends and restates the Company’s Second Amended and Restated 2010 Stock Incentive Plan and authorizes the issuance of an additional 9.6 million shares of the Company’s common stock pursuant to awards. The material terms of the Amended Plan are summarized on pages 12 through 26 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 6, 2021 (the “Proxy Statement”), which description is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The description of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2021, at the Annual Meeting, the Company’s stockholders voted on the following proposals, with the following results:

1. The following nominees were elected to the Company’s board of directors as directors for terms ending at the 2022 annual meeting of stockholders:

	For	Withheld	Broker Non-Votes
Michael C. Feiner	198,698,872	30,516,615	14,983,973
Joseph Flanagan	214,600,199	14,615,288	14,983,973
John B. Henneman, III	221,738,309	7,477,178	14,983,973
Alex J. Mandl	225,353,500	3,861,987	14,983,973
Neal Moszkowski	157,278,411	71,937,076	14,983,973
Ian Sacks	182,022,349	47,193,138	14,983,973
Jill Smith	225,089,656	4,125,831	14,983,973
Anthony J. Speranzo	209,249,986	19,965,501	14,983,973
Anthony R. Tersigni	209,265,587	19,949,900	14,983,973
Albert R. Zimmerli	208,392,262	20,823,225	14,983,973

2. The Amended Plan was approved:

For:	219,920,173
Against:	9,243,275
Abstain:	52,039
Broker Non-Votes:	14,983,973

3. The compensation of the Company’s named executive officers, on a non-binding advisory basis, was approved:

For:	226,744,738
Against:	2,296,000
Abstain:	174,749
Broker Non-Votes:	14,983,973

4. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified:

For:	243,517,561
Against:	649,602
Abstain:	32,297

5. David M. Dill was elected to the Company's board of directors as director for a term ending at the 2022 annual meeting of stockholders:

For:	221,466,777
Withheld:	6,345,827
Broker Non-Votes:	16,386,856

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description
	10.1	R1 RCM Inc. Third Amended and Restated Stock Incentive Plan
	99.1	Text of “PROPOSAL 2 - APPROVAL OF R1 RCM INC. THIRD AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN” from the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 6, 2021
	104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R1 RCM INC.

Date: May 21, 2021

By: /s/ Rachel Wilson
Name: Rachel Wilson
Title: Chief Financial Officer